As filed with the Securities and Exchange Commission on May 2, 2001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2001

ALLEGIANCE TELECOM, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	0-24509 (Commission File No.)	75-2721491 (I.R.S. Employer Identification No.)

9201 Central Expressway
Dallas, Texas 75231
(Address of Principal Executive Offices) (Zip Code)

214/261-2100
(Registrant’s telephone number including area code)

Not applicable
(Former Name and Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed herewith:

EXHIBIT
NO.	DESCRIPTION

99.1	Slide presentation prepared for use by Allegiance Telecom, Inc. executives for securities analysts meeting held on May 2, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On May 2, 2001, representatives of Allegiance Telecom, Inc. will begin making presentations at a securities analyst meeting using slides containing the information attached to this Current Report on Form 8-K as Exhibit 99.1.

We are furnishing the text of these slides pursuant to the Securities and Exchange Commission’s Regulation FD. This information is furnished pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1934.

The furnishing of these slides is not intended to constitute a representation that such furnishing is required by Regulation FD or that the information includes material investor information that is not otherwise publicly available.

This Current Report contains “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and we intend that such forward-looking statements be subject to the safe harbors created by this law. You generally can identify these statements by our use of forward-looking words such as “plans,” “estimates,” “believes,” “expects,” “may,” “will,” “should,” “anticipates” or “projected” or the negative or other variations of such terms or comparable terminology, or by discussion of strategy that involve risks and uncertainties. We often use these types of statements when discussing our plans and strategies, our anticipation of revenues and other operating results, and statements regarding the development of our businesses, the markets for our services and products, our anticipated capital expenditures, operations support systems or changes in regulatory requirements and other statements contained in this report regarding matters that are not historical facts. We caution you that these forward-looking statements are only predictions and estimates regarding future events and circumstances. We cannot assure you that we will achieve the future results reflected in these statements. The risks we face that could cause us not to achieve these results include, but are not limited to, our ability to do the following in a timely manner, at reasonable costs and on satisfactory terms and conditions:

•	successfully market our services to current and new customers;

•	interconnect with and develop cooperative working relationships with incumbent local carriers;

•	develop efficient operations support systems and other back office systems;

•	successfully and efficiently transfer new customers to our networks and access new geographic markets;

•	identify, finance, complete and integrate suitable acquisitions;

•	borrow under our credit facilities or borrow under alternative financing sources;

•	install new switching facilities and other network equipment;

•	electronically interface with incumbent local carriers; and

•	obtain leased fiber optic line capacity, rights-of-way, building access rights and any required governmental authorizations, franchises and permits.

Regulatory, legislative and judicial developments could also cause actual results to differ materially from the future results reflected in such forward-looking statements. You should consider all of our current and subsequent written and oral forward-looking statements only in light of such cautionary statements. You should not place undue reliance on these forward-looking statements and you should understand that they represent management’s view only as of the dates we make them. All of the information in the slides is presented as of May 2, 2001, and we do not assume any obligation to update or revise such information in the future.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, Allegiance Telecom, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on May 2, 2001.

ALLEGIANCE TELECOM, INC.

By /s/ MARK B. TRESNOWSKI __________________________________

Mark B. Tresnowski

Senior Vice President, General

Counsel and Secretary

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Slide presentation prepared for use by Allegiance Telecom, Inc. executives for securities analysts meeting held on May 2, 2001.